UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2014
(Date of earliest event reported)

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-20293 (Commission File Number)	54-1598552 (IRS Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 19, 2014 Union Bankshares Corporation (the “Company”) issued a press release announcing that it has been named to the NASDAQ Financial-100 IndexSM and its addition will be effective prior to the market open on Monday, June 23, 2014. The NASDAQ Financial-100 Index includes 100 of the largest domestic and international financial securities listed on The NASDAQ Stock Market® based on market capitalization.

A copy of the Company’s press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Company’s press release dated June 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: June 23, 2014	By:	/s/ Robert M. Gorman
Robert M. Gorman Executive Vice President and Chief Financial Officer